Exhibit 99.1

Plus, an AI-Based Virtual Driver Software Company Powering Factory-Built Autonomous Trucks, to Go Public via Merger with Churchill Capital Corp IX

•	Plus’s proprietary AI-based virtual driver software, SuperDrive, addresses a $2 trillion trucking freight market in the U.S. and Europe, enabling safe and scalable autonomous trucking

•	Autonomy software partner to leading global truck manufacturers TRATON GROUP, Hyundai, and IVECO

•	Transaction expected to provide up to $300 million in gross proceeds to fund Plus through the expected commercial launch of SuperDrive-enabled, factory-built autonomous trucks in 2027

•	Plus valued at $1.2 billion pre-money equity value, providing an attractive entry point for Churchill IX shareholders

SANTA CLARA, CA and NEW YORK, NY — June 5, 2025 — Plus Automation Inc. (“Plus”), a Physical AI company commercializing AI-based virtual driver software for autonomous trucks, and Churchill Capital Corp IX (Nasdaq: CCIX) (“Churchill IX”), a special purpose acquisition company, announced today that they have entered into a definitive business combination agreement. Upon closing of the transaction, the combined company will operate as PlusAI.

Michael Klein, Chairman and CEO of Churchill IX, said, “Physical AI will be transformative across industries, and Churchill IX is excited to give public investors access to a leading company in the sector primed for AI-driven innovation. After evaluating many opportunities, we knew Plus was the right partner. Trucking is the backbone of the global economy but the industry faces a persistent driver shortage that autonomous trucking has the potential to solve. Broad adoption depends on confidence in vehicle performance and safety and Plus stands out with its advanced virtual driver platform and a customer-centric commercialization model led by OEM partners. With a software-focused, capital-efficient model, Plus is well positioned to scale and we’re excited to partner with their talented team to support the company’s next phase of growth.”

Plus: A Leader in Physical AI for Autonomous Trucking

Founded in Silicon Valley in 2016 by technology entrepreneurs with deep expertise in engineering, artificial intelligence, and machine learning, Plus set out to develop a leading virtual driver system. As an early adopter of the Autonomous Vehicle 2.0 paradigm, the company has pioneered a more efficient development approach—replacing hand-coded software with AI models to enable scalable, adaptive autonomy for physical applications.

Plus has deployed autonomous driving technology across the U.S., Europe, and Asia, which has been used for more than five million miles of driving. These real-world operations have generated a proprietary dataset that fuels Plus’s technology development. Leveraging this data and advanced generative AI models, Plus has built a generalizable “driving intelligence” platform using auto-labeling, model distillation, and highly optimized in-vehicle neural networks.

Plus’s self-driving system, SuperDrive, features a robust, three-layer redundancy architecture and is purpose-built to autonomously operate heavy commercial trucks. In April 2025, Plus achieved a key driver-out safety validation milestone with SuperDrive. Plus is currently conducting public road testing in Texas and Sweden with additional customer fleet trials scheduled for fall of 2025.

OEM-Led Commercialization Strategy

Plus’s go-to-market strategy is centered on deep integration with leading global commercial vehicle makers—TRATON GROUP, Hyundai, and IVECO—who we expect to factory-build, validate, deliver, and support autonomous trucks powered by Plus’s virtual driver. This OEM-led model enables scalable deployment through trusted manufacturing and service channels, providing fleet operators with a seamless path to autonomy.

Supporting this model are strategic collaborations with key industry players such as DSV, Bosch, NVIDIA, and others, who are working alongside Plus and its OEM partners to accelerate the rollout of autonomous capabilities to commercial fleets.

Plus is targeting the commercial launch of SuperDrive-enabled, factory-built autonomous trucks in 2027, beginning in the United States and then expanding into Europe. Plus maintains operations in California, Texas, and Germany to support commercialization and deployment.

David Liu, Co-Founder and CEO of Plus, said: “Since founding Plus in 2016, we have made significant progress in building advanced AI technology to enable safe and scalable autonomous trucking. From applying learnings from early deployments to forging trusted OEM partnerships, we believe that we are well positioned to deploy a leading virtual driver and deliver it to market through factory-built trucks supported by global vehicle manufacturers. Our long-term vision is to empower fleet operators to run global freight networks with autonomous vehicles that improve safety, enhance efficiency, and reduce costs. We believe the industry is at a critical inflection point, driven by breakthroughs in AI, supportive regulatory momentum, and ecosystem readiness. I’m incredibly proud of the team’s accomplishments to date and confident that, in partnership with Churchill IX, we can accelerate our mission and create significant value for shareholders by scaling with disciplined execution. This transaction provides access to capital and strategic support that will help us advance our product roadmap, execute our development and commercialization strategy, and deliver a transformative logistics solution to one of the world’s largest and most essential industries.”

Plus: A Compelling Physical AI Investment Opportunity

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Led by a technical founder team with proven track records of scaling innovation-driven companies and serving as disciplined stewards of investor capital: Plus is led by a technical founding team of Stanford-trained PhD engineers and serial tech entrepreneurs who have deep experience building innovative technology products. Plus is our CEO David Liu’s fourth startup; each of his prior companies was successfully scaled. This entrepreneurial experience has translated into disciplined financial stewardship, and a clear go-to-market plan focused on trusted partnerships and timely execution with global commercial vehicle manufacturers.

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Truck freight market of nearly $2 trillion in the U.S. and Europe facing urgent labor and cost pressures addressable by Plus: The U.S. and European trucking freight industry is large, essential, and under strain—from persistent driver shortages to rising operational costs and demand for faster delivery cycles. The U.S. and Europe alone face a combined shortage of over 300,000 truck drivers each year, a number expected to grow materially in coming years as aging drivers retire. Autonomous trucks offer a structural solution to these challenges by reducing operating cost and increasing available truck utilization. Plus’s SuperDrive virtual driver has already been tested in real-world conditions in Texas and Sweden, positioning the company to meet this market need with a safe, scalable solution.

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Purpose-built for scale with a capital-light, software-focused model and deep OEM integrations: Plus’s mission is to deliver autonomous driving software that creates value in commercial trucking. Plus is executing its mission through a differentiated strategy that combines: (1) an AI software business model, (2) a proprietary AV 2.0 technology platform built for physical AI applications, and (3) commercial partnerships with leading global truck OEMs. Manufacturers including TRATON GROUP (Scania, MAN, and International), Hyundai, and IVECO have selected Plus for their plans to bring factory-built autonomous trucks to market—validating the company’s leadership and enabling a scalable deployment model.

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Targeting OEM-led commercial deployment with capital efficient, high-margin, recurring revenue model: Plus is targeting the commercial deployment of SuperDrive-enabled, factory-built autonomous trucks in 2027, starting in the U.S. and then expanding to Europe. Through a driver-as-a-service model, Plus provides autonomy software that will enable recurring, per-mile revenue with high gross margins—delivering a capital-efficient path to growth and attractive returns for shareholders.

Attractive Transaction Structure

The transaction values Plus at a pre-money equity value of $1.2 billion, providing an attractive entry point for Churchill IX shareholders.

The transaction is expected to deliver approximately $300 million in gross proceeds from cash held in Churchill IX’s trust account, assuming no redemptions by Churchill IX shareholders and before payment of transaction expenses. Plus currently has a clean balance sheet with no debt, which will be further strengthened by the transaction. Thanks to the Company’s capital-efficient business model and disciplined execution, the assumed net proceeds from the transaction are expected to fully fund Plus through the planned commercial launch of factory-built autonomous trucks in 2027.

The combined company’s shareholders and management will all hold one-vote shares, except for certain existing PlusAI shareholders who will continue to hold low-vote shares for regulatory purposes. No existing Plus shareholders will receive cash consideration as part of the transaction. Additionally, all existing Plus shareholders and the Churchill IX sponsor will be subject to lock-up agreements ranging from 180 to 360 days following the close.

The transaction has been unanimously approved by the boards of directors of both Plus and Churchill IX, and is expected to close in the fourth quarter of 2025, subject to satisfaction of customary closing conditions, including approval by Churchill IX shareholders and Plus shareholders.

Upon closing of the transaction, the combined company will operate as PlusAI.

Conference Call and Webcast Information

Management of Plus and Churchill IX will host an investor conference call to discuss the proposed transaction and review an investor presentation at 8:30am ET on Thursday, June 5, 2025. Interested investors may access a recording of the conference call by visiting https://plus.ai/investors.

Additional Information About the Proposed Transaction and Where to Find It

Additional information about the transaction, including a copy of the business combination agreement will be filed by Churchill IX in a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”). The proposed transaction will be submitted to shareholders of Churchill IX for their consideration. Churchill IX intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements to be distributed to Churchill IX’s shareholders in connection with Churchill IX’s solicitation of proxies for the vote by Churchill IX’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Plus’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents will be mailed to Plus stockholders and Churchill IX shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, Churchill IX and Plus shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus/consent solicitation statement and any amendments thereto and, once available, the definitive proxy statement/prospectus/consent solicitation statement, as well as other documents filed with the SEC by Churchill IX in connection with the proposed transaction, as these documents will contain important information about Churchill IX, Plus and the proposed transaction. Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus/consent solicitation statement, once available, as well as other documents filed by Churchill IX with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp. IX, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Advisors

Citigroup Global Markets Inc. serves as capital markets advisor to Churchill IX. Willkie Farr & Gallagher LLP serves as transaction counsel to Churchill IX. Ocean Tomo, a part of J.S. Held, serves as financial and technical advisor to Churchill IX. Ellenoff Grossman & Schole LLP serves as corporate counsel to Churchill IX. Ogier (Cayman) LLP serves as Cayman Islands legal counsel to Churchill IX. Ropes & Gray LLP serves as legal advisor to the capital markets advisor to Churchill IX.

Northland Capital Markets serves as financial advisor to Plus. Wilson Sonsini Goodrich & Rosati, P.C. serves as legal advisor to Plus.

About Plus

Plus, also known as PlusAI, is a Physical AI company pioneering AI-based virtual driver software for factory-built autonomous trucks. Headquartered in Silicon Valley with operations in the United States and Europe, Plus was named by Fast Company as one of the World’s Most Innovative Companies. Partners including TRATON GROUP’s Scania, MAN, and International brands, Hyundai Motor Company, Iveco Group, Bosch, and DSV are working with Plus to accelerate the deployment of next-generation autonomous trucks.

About Churchill Capital Corp IX

Churchill IX is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. It may pursue an initial business combination target in any business or industry.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “plan,” “project,” “will,” “estimate,” “intend,” “expect,” “believe,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding the value of autonomous driving solutions; projections of development and commercialization costs and timelines; expectations regarding Plus’s ability to execute its business model and the expected financial benefits of such model; expectations regarding Plus’s ability to attract, retain, and expand its customer base; Plus’s deployment of virtual driver software; Plus’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; future ventures or investments in companies, products, services, or technologies; development of favorable regulations and government incentives affecting Plus’s markets; the potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for Plus to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Plus and Churchill IX.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Plus is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Plus’s historical net losses and limited operating history; Plus’s expectations regarding future financial performance, capital requirements and unit economics; Plus’s use and reporting of business and operational metrics; Plus’s competitive landscape; Plus’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the capital requirements of Plus’s business plans and the potential need for additional future financing; Plus’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Plus’s reliance on strategic partners and other third parties; Plus’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Churchill IX could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change, or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Plus or Churchill IX; failure to realize the anticipated benefits of the proposed transaction; the ability of Churchill IX or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill IX’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Plus, Churchill IX or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Plus’s and Churchill IX’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While Plus and Churchill IX may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in Churchill IX is not an investment in any of our founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill IX, which may differ materially from the performance of our founders’ or sponsors’ past investments.

Participants in the Solicitation

Churchill IX, Plus and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Churchill IX’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Churchill IX’s shareholders in connection with the proposed transaction will be set forth in proxy statement/prospectus/consent solicitation statement when it is filed by Churchill IX with the SEC. You can find more information about Churchill IX’s directors and executive officers in Churchill IX’s final prospectus related to its initial public offering filed with the SEC on May 1, 2024 and in the Annual Reports on Form 10-K filed by Churchill IX with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus/consent solicitation statement when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus/consent solicitation statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Media Contacts

Plus: Lauren Kwan, pr@plus.ai

Churchill Capital Corp IX: info@churchillcapitalcorp.com

Solebury: Stephanie Knight: sknight@soleburystrat.com

Investor Relations Contacts

Plus: Derrick Nueman, ir@plus.ai

Churchill Capital Corp IX: info@churchillcapitalcorp.com